Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Defiance 2X Daily Long Pure Drone and Aerial Automation ETF (DRNL)

(the “Fund”)

listed on Cboe BZX Exchange, Inc.

July 6, 2026

Supplement to the Summary Prospectus dated February 27, 2026,

and Prospectus dated January 26, 2026,

as previously supplemented

Effective immediately, all references to the name of the Index in the Summary Prospectus and Prospectus are hereby amended and restated to reflect the correct name of the Index, in accordance with the chart below. No changes have occurred in respect of the Index or its methodology.

Corrected Index Name
BITA US Drones and Aerial Automation Select Index

Please retain this Supplement for future reference.